UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 28, 2011 (Date of earliest event reported: September 26, 2011)
Stillwater Mining Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-13053 (Commission File Number)	81-0480654 (IRS Employer Identification Number)

1321 Discovery Drive, Billings, Montana (Address of principal executive offices)		59102 (Zip Code)
(406) 373-8700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of Material Definitive Agreement

On September 26, 2011, Stillwater Mining  Company (the "Company") terminated the commitment letter with Deutsche Bank AG Cayman Islands Branch ("DBCI") and Deutsche Bank Securities, Inc. ("DBSI") , relating to an up to $200.0 million bridge facility described in the Company's Current Report on Form 8-K filed with the SEC on July 13, 2011.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            None

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2011	STILLWATER MINING COMPANY By: /s/ Brent R. Wadman Brent R. Wadman Corporate Secretary